Income Taxes	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Tax Status [Line Items]
Income Taxes	Income Taxes

In an opinion letter dated March 23, 2018, the Internal Revenue Service informed the Company that the Plan was designed in accordance with applicable sections of the Internal Revenue Code. The Plan has been amended since receiving the letter however, the Committee believes that the Plan continues to meet the necessary requirements of Section 401(a) of the Internal Revenue Code and accordingly, is exempt from taxation under the provisions of Section 501(a) of the Internal Revenue Code.

The Plan's management has evaluated the effects of accounting guidance related to uncertain income tax positions and concluded that the Plan had no significant financial statement exposure to uncertain income tax positions at December 31, 2025 or December 31, 2024. The Plan is subject to routine examinations by taxing jurisdictions; however there are currently no examinations for any tax periods in progress.